UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 4, 2025

iPower Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-40391	82-5144171
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8798 9th Street

Rancho Cucamonga, CA 91730

(Address Of Principal Executive Offices) (Zip Code)

(626) 863-7344

(Registrant’s Telephone Number, Including Area Code)

___________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.001 per share	IPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02.	Termination of a Material Definitive Agreement.

On August 4, 2025, iPower Inc. (“iPower” or the “Company”), through its wholly-owned subsidiary, Dayourenzai (Shenzhen) Technology Co, Ltd. (“DYRZ”), a company organized under the laws of the People’s Republic of China (“PRC”), entered into an agreement (the “VIE Contract Termination Agreement”) with the Company’s variable interest entity, Daheshou (Shenzhen) Information Technology Co., Ltd. (“DHS”), a company organized under the laws of the PRC, and its registered shareholders. DHS had previously been consolidated into the Company’s financial statements as a variable interest entity pursuant to certain contractual arrangements (the “VIE Agreements”), which allowed DYRZ to exercise effective control over DHS. Following entry into the VIE Contract Termination Agreement, DYRZ no longer owns, operates or controls DHS and Company-related services and activities previously conducted by DHS will now be performed by iPower and other contractors, as needed, as part of an effort to streamline operations and improve structural efficiency.

Historically, DHS has been principally engaged in effectuating part of the Company’s PRC sales, supply chain, merchandizing and distribution services. However, in recent years the Company has improved efficiency and gradually transitioned much of the services performed by DHS to iPower and other contractors. As such, the termination of the VIE structure reflects a strategic move toward operational simplification and is not expected to have a material effect on the Company’s business and/or revenue streams being generated out of the PRC.

The foregoing summary of the terms and conditions of the VIE Contract Termination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	VIE Contract Termination Agreement, dated August 4, 2025, by and between Dayourenzai (Shenzhen) Technology Co., Ltd., Daheshou (Shenzhen) Information Technology Co., Ltd., Xiaoyun Liu and Jing Xie.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPOWER, INC.
Dated: August 12, 2025
	By:	/s/ Chenlong Tan
	Name:	Chenlong Tan
	Title:	Chief Executive Officer

3